UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. (the “Company”) was held on May 27, 2021. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1.	Election of Directors:

Nominee for Director		Votes For	Votes Against	Abstentions	Broker Non-Votes
(01)	Bryant R. Riley	18,697,053	93,285	5,574	3,252,355
(02)	Robert D’Agostino	15,965,391	2,799,060	31,460	3,252,356
(03)	Robert L. Antin	14,611,566	4,152,985	31,360	3,252,356
(04)	Thomas J. Kelleher	18,741,235	31,227	23,449	3,252,356
(05)	Randall E. Paulson	18,751,195	13,356	31,360	3,252,356
(06)	Michael J. Sheldon	18,659,949	104,567	31,395	3,252,356
(07)	Mimi K. Walters	18,496,894	267,539	31,477	3,252,357
(08)	Mikel H. Williams	13,793,172	4,972,483	30,256	3,252,356

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions
21,972,532	48,850	26,885

3.	Approval of B. Riley Financial 2021 Stock Incentive Plan:

Votes For	Votes Against	Abstentions
14,005,879	4,736,021	54,008

Item 8.01 Other Events.

Approval of Award Agreement under the B. Riley Financial, Inc. 2021 Stock Incentive Plan

On May 28, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of the Company has approved a form of time-vesting restricted stock unit (“RSU”) award agreement (the “RSU Award Agreement”) that sets forth the terms of RSU awards that may be granted to certain employees and executive officers of the Company under the B. Riley Financial, Inc. 2021 Stock Incentive Plan (the “2021 Plan”), subject to the terms of the 2021 Plan.

The foregoing description of the RSU Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of RSU Award Agreement that is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
10.01	Form of Restricted Stock Unit Award Agreement (Time-Vesting) under the B. Riley Financial, Inc. 2021 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2021	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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